EXHIBIT 31.2

                            SECTION 906 CERTIFICATION

        In connection with the Quarterly Report on Form 10-QSB of Arrowhead Research Corporation (the "Company") for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Bruce Stewart, the chief executive officer and chief financial officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 14, 2004
                                   R. BRUCE STEWART
                                   ------------------
                                   R. Bruce Stewart, President
                                   Chief executive, financial and accounting officer




     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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